Exhibit 99.1

2009
FBR Energy Conference
Michael J. Rosinski, EVP & CFO
December 1, 2009

  Tangible evidence of successful transformation by experienced team
  Inflection point on performance
  Expect growth in production and reserves
  Early stages of Eagle Ford discoveries
  Potential catalyst in Alberta Basin Bakken
  Ongoing effort to enter new plays
  Product balance shifting to more oil
  Inventory potential from core assets provides backstop
  Shareholder-friendly stewardship
  Rigorous financial approach balances growth AND returns
  Bias for living within means
   Management alignment
  Attractive valuation
  Trades at significant discount to other resource players
  Still undiscovered, but that is changing!
Why Rosetta and Why Now?

2009 Accomplishments
Not Missing a Beat…
  Refinanced existing debt
  Increased Eagle Ford acreage almost 90% to 47,000 net acres
  Drilled 3 Eagle Ford wells
  Springer Ranch #1H produced 39 MMcf during first seven days
  Gates 05D#9H produced 25 MMcf and 2,200 Bbls of condensate during first seven days
  Vela #1 set up for horizontal drilling
  Drilled 2 Bakken Wells; 2 additional wells permitted
  Tribal Gunsight #31 drilled horizontally and being completed
  Tribal Riverbend #12 spud
  Added 2010-2011 hedges
  5 BBtu/d Rocky Mountain hedges at $5.72
  10 BBtu/d collars at $5.75-$7.55
  Completed non-core asset sales of $20MM

Additional Initiatives
  Gas marketing function insourced
  South Texas compressor sale and leaseback completed
  DJ Basin salt water disposal wells in service
  Sacramento Basin gathering de-bottlenecking completed

Gulf of Mexico & State Waters
27 Bcfe
Sacramento Basin
111 Bcfe
Other Areas
22 Bcfe
Proved Reserves
398 Bcfe
2008 Year End Reserves
LEGEND
Major Activity Areas
Other Producing Areas
Offices
Headquarters
Rockies
78 Bcfe
South Texas
160 Bcfe

Rockies
164 Bcfe
South Texas
74 Bcfe
Gulf of Mexico
10 Bcfe
State Waters
3 Bcfe
Sacramento Basin
41 Bcfe
Other Areas
7 Bcfe
2008 Year End Capital Inventory
LEGEND
Major Activity Areas
Other Producing Areas
Offices
Headquarters
71	BCFE PUD
228	BCFE Probable & Possible
299	Total BCFE

  Blocking & Tackling
  Sacramento Basin “By-Passed” Resources
  Economies of Scale
  Denver Julesburg Basin Niobrara Chalk
  Opportunistic Growth
  South Texas Eagle Ford Shale
  Creative Growth
  Alberta Basin Bakken Shale
Additional Resource Potential
Beyond Reserves & Inventory

Blocking & Tackling
Sacramento Basin: “The ideal basin for resource assessments…”
Rio Vista Gas Unit
Key Statistics
  Discovery Date:  1936
  Aerial Extent:                                                                  30,500 acres
  Gross Cumulative Production:     3.6 TCFE
  Number of Producing Horizons: 16
  Number of Wells:  303
  Producing:                                                               143
  Idle                                                                160
Depth Range
2,500 - 13,000’

MIDDLE CAPAY
Tight Sand Example
Blocking & Tackling
The Game: “By-Passed” Resources Through Identification and Technology Applications

ACTUAL PROGRAM RESULTS
Group 1 (6 well program)
Well	IP (Mcfe/d)
RVGU 242	475
RVGU 222	200
RVGU 296	130
RVGU 299	1300
Jordan 8	1250
RVGU 269U	550
Group 1 Average	651
Group 2 (14 well program)
Well	IP (Mcfe/d)
RVGU 294	660
RVGU 208	1282
RVGU 167	450
RVGU 295	892
Welch 17	1046
Welch 14	1041
RVGU 301	536
Detering 2	1265
Detering 7	1299
RVGU 247	1200
RVGU 200	50
RVGU 299	300
Welch 18	1100
Emigh 17	184
Group 2 Average	808
Blocking & Tackling
The Results: “New production yielding unique reserves…”

30 miles
Denver
Denver Julesburg Basin Niobrara Play
Rosetta Resources’ Position:
  Net Undeveloped Acreage:  90,000 acres
  Net Projects:  1750 wells*
  Net Resource Potential: 350 Bcfe
* Not including the 500 locations already in inventory
Economies of Scale
DJ Basin: Niobrara Chalk Resource Play

Economies of Scale
DJ Basin: Niobrara Chalk Resource Play
NIOBRARA INFILL PILOT PROGRAM
160 acre Block
Typical well results
  $180,000 CWC
  300 MMCF EUR
  100% AVG. WI; 80% AVG. NRI
  200 MCFPD initial rate
  >20% AFIT IRR @ $5.00 NYMEX
Optimizing Future Development
 Resource potential (advanced open hole logging)
 Drainage patterns (effective tighter spacing)
 Stimulation orientation (micro-seismic)
 Pressure drawdown (pressure observation wells)
 Optimum stimulation (differing technical designs)

Houston
Gulf of Mexico
Mexico
Rosetta
Oil  Gas Oil
Opportunistic Growth
South Texas Eagle Ford Shale Resource Play
Cretaceous Time (80ma)
Gates Ranch Area
16,000 net acres
Springer Ranch Area
15,000 net acres
Net Acreage
Gates Ranch Area:  16,000 net
Springer Ranch Area: 15,000 net
Undisclosed:  16,000 net
Total  47,000 net

Opportunistic Growth
South Texas Eagle Ford Shale Resource Play
Eagle Ford Shale Play
Rosetta Resources’ Position:
  Net Undeveloped Acreage: 47,000 acres
  Net Projects:  290 wells
  Net Resource Potential:  870 Bcfe
Note: Assumes 160 acre development and 4 Bcfe gross EUR per well.
Springer Ranch #1H
Vela #1
Gates Ranch #9-5H
Industry Activity
Rosetta Operated

Devonian Time (350ma)
Creative Growth
Alberta Basin Bakken Shale Resource Play
Williston Basin Analogs
ALBERTA
BASIN
WILLISTON
BASIN
Elm Coulee
Nesson Anticline

Creative Growth
Alberta Basin Bakken Shale Resource Play
Alberta Basin Bakken Play
Rosetta Resources’ Position:
  Net Undeveloped Acreage: 239,000 acres
  Net Projects:  747 wells*
  Net Resource Potential:  60 - 300 MMBOE
* 320 acre development
Cut Bank
Rosetta Well Locations (staked and permitted)
1st Tribal Gunsight
#31-16H
Tribal Riverbend
#12-13

Additional Resource Potential*
	Areal Extent (Net Acres)	Projects (Project Count)	Net Resource (Bcfe)
Sacramento Basin “By-Passed” Resources	30,000	375	100
DJ Basin Niobrara Chalk	90,000	1,750	350
South Texas Eagle Ford Shale	47,000	290	870
Alberta Basin Bakken Shale	239,000	747	1080
TOTAL	406,000	3,162	2,400
* Summary of projects in addition to our PUD, Probable & Possible inventories; leasehold is either assigned and/or committed.

Potential Reserve Summary (Bcfe)
	Reported Proved Reserves (12/31/08)	Probable Possible Inventory	Total P1-P2-P3 Reserves	Additional Resources Potential
California	111	19	130	100
Rockies	78	159	237	350
Alberta Basin	-	-	-	1080
South Texas	160	32	192	-
Eagle Ford	-	-	-	870
Onshore Other	22	7	29	-
State/Federal Waters	27	11	38	-
TOTAL	398	228	626	2,400

  Amended Revolving Credit Facility
  Maximum credit amount increased to $600MM
  Borrowing base reset to $350MM
  Maturity date is July 1, 2012
  Amended Second Lien Term Loan
  Borrowing increased to $100MM
  Maturity date is October 2, 2012
  Liquidity from unused Revolver capacity and cash at $225MM at 9/30/09
Financial Status

2009
  Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5 BBtu/d of collars at $8.00 by $10.05
2010-2011
  Protected 2010 natural gas production of 10 BBtu/d swapped at $8.31
  Swapped 5 BBtu/d in DJ Basin from July 2010 to December 2011 at $5.72
  Added 10 BBtu/d of collars from July 2010 to December 2011 at $5.75 by $7.55
Hedge Status

  Maintain balance between cash flow and capital activity
  Re-engineer existing opportunity set
  Sacramento Basin workovers
  Lobo program
  Possible DJ Basin program
  Evaluate new play opportunities
  Eagle Ford
  Bakken
  Pursue bolt-on/strategic acquisitions
  Selective sale of non-core assets
  Focus on cost reductions in all business areas
2009-2010 Business Plan

Forward-Looking Statements
All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions, which are more fully described in Rosetta Resources Inc.'s Annual Report on Form 10-K and Quarterly
Reports on Form 10-Q filed with the Securities and Exchange Commission. These risks, uncertainties and assumptions could cause actual results to differ materially from those described in the forward-
looking statements. Rosetta assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.
Updated December 1, 2009